UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 30, 2014

IMS Health Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36381	27-1335689
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

83 Wooster Heights Road

Danbury, CT 06810

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (203) 448-4600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Agreement.

Put Option Agreement and Master Acquisition Agreement

On June 24, 2014, IMS Health Incorporated (the “Company”), a Delaware corporation and a wholly-owned subsidiary of IMS Health Holdings, Inc. (the “Registrant”), entered into a Put Option Agreement, dated June 24, 2014 (the “Put Option Agreement”), with Cegedim SA, a société anonyme organized under the laws of France (the “Seller”). The Put Option Agreement, together with a Master Acquisition Agreement (the “Master Acquisition Agreement”), attached thereto as an exhibit (the Put Option Agreement and Master Acquisition Agreement collectively referred to as the “Acquisition Agreements”), sets forth the terms of a binding exclusive offer from the Company to the Seller to acquire certain of the Seller’s information solutions and Customer Relationship Management businesses. The acquisition is expected to be accomplished through the Company’s purchase of capital stock of certain of the Seller’s subsidiaries as well as certain other assets and liabilities for a cash purchase price of €385 million (approximately $520 million), subject to customary working capital and other closing adjustments, as set forth in the Acquisition Agreements. The Seller has agreed to indemnify the Company, subject to certain exceptions and limitations set forth in the Master Acquisition Agreement, with respect to breaches of representations, warranties and covenants, subject to certain deductions and exceptions and agreed indemnity caps. Consummation of the transaction is subject to acceptance of the offer and customary closing conditions, including merger clearance in all relevant jurisdictions, and is expected to close in early 2015.

The above description of the Acquisition Agreements does not purport to be complete, and is qualified in its entirety by reference to the full text of the Acquisition Agreements, copies of which will be filed as an exhibit to the Company’s Quarterly Report on Form 10-Q for the quarter ending June 30, 2014.

Item 8.01	Other Items.

1. Press Release

On June 24, 2014, the Registrant issued a press release announcing the Company’s intention to acquire certain of the Seller’s information solutions and Customer Relationship Management businesses.

A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

(d) The exhibits incorporated herein by reference or filed as part of this report are set forth in the attached Exhibit Index.

Exhibit No.	Description

99.1	Press Release issued by IMS Health Holdings, Inc., dated June 24, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMS Health Holdings, Inc. (Registrant)

Date: June 30, 2014	By:	/s/ Ronald E. Bruehlman
Name: Ronald E. Bruehlman
Title: Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release issued by IMS Health Holdings, Inc., dated June 24, 2014.